Exhibit 23.1




           CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 18, 1999, in the Registration Statement (Post-Effective Amendment No. 2 to Form SB-2) and related Prospectus of Socket Communications, Inc. for the registration of 50,000 of its redeemable warrants and 2,651,168 shares of its common stock.

                                                      ERNST & YOUNG LLP


San Jose, California
December 27, 1999